RIVERNORTH MANAGED DURATION MUNICIPAL INCOME FUND,  INC.

SCHEDULE OF INVESTMENTS

September 30, 2021 (Unaudited)

Shares/Description		Value
CLOSED-END FUNDS (46.67%)
487,215	AllianceBernstein National Municipal Income Fund, Inc.	$7,278,992
12,949	BlackRock Municipal 2030 Target Term Trust	330,459
121,951	BlackRock Municipal Income Quality Trust	1,860,972
33,369	BlackRock MuniHoldings Fund, Inc.	546,251
269,058	BlackRock MuniHoldings New York Quality Fund, Inc.	3,912,103
31,813	BlackRock MuniHoldings Quality Fund II, Inc.	439,019
77,865	BlackRock MuniYield California Fund, Inc.	1,182,769
162,586	BlackRock MuniYield Quality Fund II, Inc.	2,339,613
1,148,348	BlackRock MuniYield Quality Fund III, Inc.	16,857,749
65,346	Delaware Investments Minnesota Municipal Income Fund II, Inc.	926,606
314,263	Eaton Vance California Municipal Bond Fund	3,752,300
1,260,895	Eaton Vance Municipal Bond Fund	16,870,775
168,837	Eaton Vance New York Municipal Bond Fund	2,070,955
11,430	Invesco Pennsylvania Value Municipal Income Trust	151,562
145,290	Invesco Quality Municipal Income Trust	1,914,922
915,976	Invesco Trust for Investment Grade Municipals	12,539,711
44,393	iShares National Muni Bond ETF	5,157,135
2,807,108	Nuveen AMT-Free Quality Municipal Income Fund	42,639,971
133,188	Nuveen California Quality Municipal Income Fund	2,089,720
371,534	Nuveen Dynamic Municipal Opportunities Fund	5,944,544
578,371	Nuveen New York AMT-Free Quality Municipal Income Fund	7,998,871
14,337	Nuveen New York Quality Municipal Income Fund	211,041
89,638	Nuveen Ohio Quality Municipal Income Fund	1,420,762
257,465	Nuveen Pennsylvania Quality Municipal Income Fund	3,807,907
2,388,541	Nuveen Quality Municipal Income Fund	37,309,010
16,383	Pioneer Municipal High Income Advantage Fund, Inc.	190,043
225,592	Pioneer Municipal High Income Fund, Inc.	2,736,431
20,555	Pioneer Municipal High Income Opportunities Fund, Inc.	419,116
38,128	SPDR Nuveen Bloomberg Barclays Municipal Bond ETF	1,966,261

TOTAL CLOSED-END FUNDS
(Cost $174,985,209)		184,865,570

Principal Amount/Description		Rate	Maturity	Value
U.S. CORPORATE BONDS (0.73%)

Consumer, Non-cyclical (0.73%)
$2,500,000	Stetson University, Inc.	4.09%	12/01/59	$2,874,286

TOTAL U.S. CORPORATE BONDS
(Cost $2,500,000)				2,874,286

Principal Amount/Description		Rate	Maturity	Value
MUNICIPAL BONDS (98.18%)

California (24.98%)
$10,000,000	Compton Unified School District, Series B(a)	4.00%	06/01/49	$11,233,698
27,500,000	Folsom Cordova Unified School District, General Obligation Unlimited Bonds(a)	4.00%	10/01/44	30,926,253
10,000,000	Livermore Valley Joint Unified School District, General Obligation Unlimited Bonds(a)	4.00%	08/01/46	11,150,586

Principal Amount/Description		Rate	Maturity	Value
California (continued)
$15,000,000	Los Angeles County Facilities, Inc., Revenue Bonds(a)	4.00%	12/01/48	$17,260,681
10,000,000	Los Angeles County Sanitation Districts Financing Authority, Revenue Bonds	4.00%	10/01/42	10,886,903
15,000,000	San Francisco City & County Airport Comm-San Francisco International Airport, Revenue Bonds(a)	5.00%	05/01/46	17,480,731
				98,938,852
Colorado (4.40%)
15,000,000	Colorado Health Facilities Authority, Revenue Bonds(a)	4.00%	11/15/43	17,423,840

Connecticut (2.53%)
8,565,000	State of Connecticut, General Obligation Unlimited Bonds(a)	4.00%	04/15/38	10,030,259

Georgia (5.10%)
17,500,000	Brookhaven Development Authority, Revenue Bonds(a)	4.00%	07/01/44	20,206,482

Illinois (10.19%)
8,830,000	Chicago Park District, General Obligation Limited Bonds	2.68%	01/01/35	8,605,828
1,000,000	City of Chicago IL, General Obligation Unlimited Bonds	5.50%	01/01/33	1,129,429
2,000,000	City of Chicago IL, General Obligation Unlimited Bonds	5.75%	01/01/34	2,431,192
6,000,000	Macon County School District No 61 Decatur, General Obligation Unlimited Bonds(a)	4.00%	12/01/36	6,879,076
18,250,000	State of Illinois, General Obligation Unlimited Bonds(a)	5.00%	11/01/25	21,316,976
				40,362,501
Massachusetts (2.68%)
10,000,000	Massachusetts Educational Financing Authority, Revenue Bonds(a)	4.25%	07/01/46	10,632,266

Michigan (4.62%)
16,000,000	Michigan Finance Authority, Revenue Bonds(a)	4.00%	02/15/47	18,291,582

Nebraska (0.53%)
2,000,000	University of Nebraska Facilities Corp., Revenue Bonds	3.00%	07/15/54	2,089,292

Nevada (2.46%)
4,595,000	County of Clark NV, General Obligation Limited Bonds(a)	5.00%	06/01/43	5,546,890
3,500,000	Las Vegas Convention & Visitors Authority, Revenue Bonds(a)	5.00%	07/01/43	4,196,596
				9,743,486

Principal Amount/Description		Rate	Maturity	Value
New Jersey (1.57%)
$5,000,000	New Jersey State Transportation Trust Fund Authority, General Obligation Unlimited Bonds, Revenue Bonds(a)	5.00%	06/15/45	$6,230,359

New York (11.23%)
10,000,000	Metropolitan Transportation Authority, Revenue Bonds	4.00%	11/15/44	11,591,933
6,000,000	Metropolitan Transportation Authority, Revenue Bonds	5.00%	11/15/41	7,473,956
10,000,000	New York Power Authority, Revenue Bonds(a)	4.00%	11/15/45	11,686,654
11,250,000	Triborough Bridge & Tunnel Authority, Revenue Bonds(a)	5.00%	11/15/43	13,731,137
				44,483,680
Pennsylvania (10.79%)
9,560,000	Allegheny County Hospital Development Authority, Revenue Bonds(a)	4.00%	07/15/39	11,091,192
11,250,000	Pennsylvania State University, Revenue Bonds(a)	5.00%	09/01/43	13,869,316
15,445,000	Pennsylvania Turnpike Commission, Revenue Bonds(a)	4.00%	12/01/49	17,780,219
				42,740,727
Puerto Rico (4.33%)
2,370,000	GDB Debt Recovery Authority of Puerto Rico, Revenue Bonds	7.50%	08/20/40	2,230,762
4,000,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Series Restructured Series A-2, Revenue Bonds	4.33%	07/01/40	4,445,648
9,216,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Series Restructured Series A-1, Revenue Bonds	5.00%	07/01/58	10,476,380
				17,152,790
Tennessee (0.36%)
1,000,000	New Memphis Arena Public Building Authority, Revenue Bonds(b)	0.00%	04/01/45	541,210
1,700,000	New Memphis Arena Public Building Authority, Revenue Bonds(b)	0.00%	04/01/46	892,654
				1,433,864
Texas (9.24%)
2,135,000	Grand Parkway Transportation Corp., Revenue Bonds(a)	5.00%	10/01/43	2,615,373
16,000,000	Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds(a)	5.00%	06/30/58	19,158,839
12,850,000	Texas Transportation Commission, Revenue Bonds(a)	5.00%	08/01/57	14,827,007
				36,601,219

Principal Amount/Description		Rate	Maturity	Value
Washington (1.13%)
$4,025,000	Washington State Convention Center Public Facilities District, Revenue Bonds	4.00%	07/01/58	$4,495,021

Washington D.C. (2.04%)
7,000,000	Metropolitan Washington Airports Authority Aviation Revenue, Revenue Bonds	4.00%	10/01/51	8,095,574

TOTAL MUNICIPAL BONDS
(Cost $366,369,347)				388,951,794

Shares/Description		Value
SHORT-TERM INVESTMENTS (12.41%)
49,143,669	BlackRock Liquidity Funds MuniCash (7 Day Yield 0.01%)	$49,148,584

TOTAL SHORT-TERM INVESTMENTS
(Cost $49,151,260)		49,148,584

TOTAL INVESTMENTS (157.99%)
(Cost $593,005,816)		$625,840,234

Liabilities in Excess of Other Assets (-57.99%)		(229,702,542)
NET ASSETS (100.00%)		$396,137,692

(a)	All or portion of the principal amount transferred to a Tender Option Bond ("TOB") Issuer in exchange for TOB Residuals and cash.
(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Futures Contracts Sold:

Description	Contracts (Short)	Expiration Date	Notional Value	Value and Unrealized Appreciation
US 10-Yr U.S. Treasury Note Futures	(2,400)	December 2021	$315,862,500	$3,377,542
US Long Bond Future	(350)	December 2021	55,726,563	1,073,787
			$371,589,063	$4,451,329

See Notes to Quarterly Schedule of Investments.

RiverNorth Managed Duration Municipal Income Fund, Inc.

Notes to Quarterly Schedule of Investments	September 30, 2021 (Unaudited)

1. ORGANIZATION

RiverNorth Managed Duration Municipal Income Fund, Inc. (the “Fund”) was organized as a Maryland corporation on March 18, 2019, pursuant to an Articles of Incorporation, which was amended and restated on June 20, 2019 (“Articles of Incorporation”). The Fund had no operations until July 25, 2019 (commencement of operations), other than those related to organizational matters and the registration of its shares under applicable securities laws.

The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Articles of Incorporation permit the Board of Directors (the “Board” or “Directors”) to authorize and issue twenty million shares of common stock with $0.0001 par value per share. The Fund is considered an investment company and therefore follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards codification Topic 946 Financial Services – Investment Companies.

The Fund will terminate on or before July 25, 2031; provided that if the Board of Directors believes that under then-current market conditions it is in the best interests of the Fund to do so, the Fund may extend the Termination Date once for up to one year, and once for an additional six months. The Fund may be converted to an open-end investment company at any time if approved by the Board of Directors and the shareholders.

The Fund’s investment adviser is RiverNorth Capital Management, LLC (the “Adviser”) and the Fund’s sub-adviser is MacKay Shields, LLC (the “Sub-adviser”). The Fund’s investment objective is to seek current income exempt from regular U.S. federal income taxes (but which may be includable in taxable income for purposes of the Federal alternative minimum tax). The Fund’s secondary investment objective is total return.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”). The financial statements are prepared in accordance with U.S. GAAP, which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on September 30, 2021.

The Fund invests in closed end funds, each of which has its own investment risks. Those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one closed end fund than in another, the Fund will have greater exposure to the risks of that closed end fund.

Security Valuation:  The Fund’s investments are generally valued at their fair value using market quotations. If a market value quotation is unavailable a security may be valued at its estimated fair value as described in Note 3.

Security Transactions and Investment Income:  The Fund follows industry practice and records securities transactions on the trade date basis. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date, and interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method over the life of the respective securities.

3. SECURITIES VALUATION AND FAIR VALUE Measurements

Fair value is defined as the price that the Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. U.S. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including using such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

RiverNorth Managed Duration Municipal Income Fund, Inc.

Notes to Quarterly Schedule of Investments	September 30, 2021 (Unaudited)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including closed-end funds, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser or the Sub-Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange-traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser or the Sub-Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, Sub-Adviser, or valuation committee in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including short term investments, are generally priced at the ending NAV provided by the service agent of the funds. These securities will be classified as Level 1 securities.

Fixed income securities, including municipal and corporate bonds, are normally valued at the mean between the closing bid and asked prices provided by independent pricing services. Prices obtained from independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. These securities will be classified as Level 2 securities.

Futures contracts are normally valued at the settlement price or official closing price provided by independent pricing services.

In accordance with the Fund’s good faith pricing guidelines, the Adviser, Sub-Adviser, or valuation committee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser, Sub-Adviser, or valuation committee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) discounted cash flow models; (iii) weighted average cost or weighted average price; (iv) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (v) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s, a Sub-Adviser’s, or the valuation committee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser or a Sub-Adviser is aware of any other data that calls into question the reliability of market quotations.

Good faith pricing may also be used in instances when the bonds in which the Fund invests default or otherwise cease to have market quotations readily available.

RiverNorth Managed Duration Municipal Income Fund, Inc.

Notes to Quarterly Schedule of Investments	September 30, 2021 (Unaudited)

The following is a summary of the inputs used at September 30, 2021 in valuing the Fund’s assets and liabilities:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Closed-End Funds	$184,865,570	$–	$–	$184,865,570
U.S. Corporate Bonds	–	2,874,286	–	2,874,286
Municipal Bonds	–	388,951,794	–	388,951,794
Short-Term Investments	49,148,584	–	–	49,148,584
Total	$234,014,154	$391,826,080	$–	$625,840,234
Other Financial Instruments**
Assets:
Future Contracts	$4,451,329	$–	$–	$4,451,329
Total	$4,451,329	$–	$–	$4,451,329

*	Refer to the Fund's Schedule of Investments for a listing of securities by type.
**	Other financial instruments are derivative instruments reflected in the Schedule of Investments. Futures contracts are reported at their unrealized appreciation/depreciation.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value, and there were no transfers into or out of Level 3 during the year.

4. Derivative Financial Instruments

The following discloses the Fund’s use of derivative instruments. The Fund’s investment objective not only permits the Fund to purchase investment securities, but also allow the fund to enter into various types of derivative contracts such as futures. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objective more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Interest Rate Risk: Interest rate risk relates to the risk that the municipal securities in the Fund’s portfolio will decline in value because of increases in market interest rates.

RiverNorth Managed Duration Municipal Income Fund, Inc.

Notes to Quarterly Schedule of Investments	September 30, 2021 (Unaudited)

Risk of Investing in Derivatives

The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Futures

The Fund may invest in futures contracts in accordance with its investment objectives. The Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a fund from liquidating an unfavorable position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, a fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange traded futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The Fund is party to certain enforceable master netting arrangements, which provide for the right of offset under certain circumstances, such as the event of default.

When a purchase or sale of a futures contract is made by a fund, the fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. These amounts are included in Deposit with broker for futures contracts on the Statement of Assets and Liabilities. Each day the Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by the Fund. Variation margin does not represent a borrowing or loan by the fund but instead is a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.